EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Finity Holdings, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Philip Barak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002,that;

(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Philip E. Barak
   Chief Financial Officer

Date: May 12, 2006

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